Exhibit 31.3

PRINCIPAL EXECUTIVE OFFICER CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen J. Fanning, certify that:

1.	I have reviewed this Annual Report on Form 10-K, as amended, of Solta Medical, Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 13, 2011
	By:	/s/ STEPHEN J. FANNING
Stephen J. Fanning,
President, Chief Executive Officer and Director
(Principal Executive Officer)